SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.

☐	Confidential, for use of the Commissioner only (as permitted by Rule 14a-6(e)(2).

☒	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

Transamerica Investors, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Transamerica Premier Focus Fund

Transamerica Premier Growth Opportunities Fund

each a series of

TRANSAMERICA INVESTORS, INC.

Transamerica Premier Funds

1150 South Olive Street, 27th Floor

Los Angeles, CA 90015

(Toll-Free) 1-800-892-7587

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held on April 25, 2005

Notice is hereby given that a special meeting of Transamerica Investors, Inc. (“Transamerica”), a Maryland corporation, on behalf of all shareholders of Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund (each a “Fund,” and together, the “Funds”), will be held on April 25, 2005 at 11:00 a.m. (Eastern Time), or any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at the offices of Transamerica’s administrator, Transamerica Fund Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716 for the following purposes:

1. To approve a new Investment Advisory Agreement on behalf of each Fund;

2. To approve a change to the fundamental investment restriction regarding short sales; and

3. To transact any other business as may properly come before the Special Meeting.

The Board of Directors of Transamerica has fixed the close of business on February 28, 2005 as the record date for the determination of shareholders that are entitled to notice of, and to vote at, the Special Meeting.

We look forward to your participation and we thank you for your continued confidence in Transamerica.

By Order of the Board of Directors,

John K. Carter, Secretary

Transamerica Investors, Inc.

March 11, 2005

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. IF YOU OWN SHARES OF MORE THAN ONE FUND, YOU MAY RECEIVE MORE THAN ONE PROXY CARD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY CARD(S) BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

PROXY STATEMENT

Transamerica Premier Focus Fund

Transamerica Premier Growth Opportunities Fund

each, a series of

TRANSAMERICA INVESTORS, INC.

Transamerica Premier Funds

1150 South Olive Street, 27th Floor

Los Angeles, CA 90015

(Toll-Free) 1-800-892-7587

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 25, 2005

This Proxy Statement is being furnished to shareholders of Transamerica Premier Focus Fund (“Focus”) and Transamerica Premier Growth Opportunities Fund (“Growth Opportunities”) (each a “Fund,” and together, the “Funds”) in connection with the solicitation of proxies by the Transamerica Investors, Inc. (“Transamerica”) Board of Directors (the “Board”) for use at a special meeting of shareholders of the Funds to be held on April 25, 2005 at 11:00 a.m. (Eastern Time) at the offices of Transamerica’s administrator, Transamerica Fund Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, and any adjournment(s) or postponement(s) thereof (the “Special Meeting”). The Board is soliciting proxies from shareholders of each Fund with respect to the proposals set forth in the accompanying Notice.

This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about March 11, 2005. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of Transamerica, regular employees of Transamerica Investment Management, LLC, the Funds’ investment adviser (“TIM” or the “Adviser”), or other representatives of Transamerica.

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

Overview

At meetings of the Board held on September 29, 2004, December 2, 2004 and February 10, 2005, the Directors determined that it is in the best interests of the shareholders of Focus and Growth Opportunities to approve a new investment advisory agreement implementing a new incentive performance based fee structure. Under the terms of the new investment advisory agreement, the base management fees will be reduced from the current level and an incentive performance fee will be assessed based on the performance of the respective Fund in comparison to a broad based benchmark of securities market performance. The Board recommends that shareholders of each Fund approve the new investment advisory agreement.

In considering whether to approve the new investment advisory agreement, you should note that:

•	The base management fee of each Fund will be reduced from 0.85% to 0.60% of each Fund’s average daily net assets; and

•	An incentive fee, in addition to the base management fee, will be assessed for performance above the respective Fund’s benchmark, subject to a cap of 40 basis points (0.40%) in any given fiscal year. Likewise, the management fee will be reduced for performance below the respective Fund’s benchmark, subject to a reduction of no greater than 40 basis points (0.40%) in any given fiscal year.

The Funds’ Current Investment Advisory and Administrative Services Agreements

TIM serves as the investment adviser and administrator of Transamerica pursuant to an investment advisory and administrative services agreement (the “Current Agreement”) dated as of March 1, 2000, as amended. The

Current Agreement was initially approved by the Board for a term of two years and has been approved annually thereafter in accordance with the terms of the Investment Company Act of 1940, as amended (the “1940 Act”). The Current Agreement was last approved by the Directors of Transamerica, including a majority of the Directors who are not “interested persons” (for regulatory purposes) of Transamerica or any party to the Current Agreement (“Independent Directors”), on December 2, 2004, and was last approved by shareholders on June 16, 1999 at a meeting called for the purpose of approving an investment advisory agreement between Transamerica and Transamerica Investment Services, Inc. (“TIS”), the affiliated predecessor of TIM as investment adviser of the Funds, in light of the potential termination of the Funds’ then-existing advisory agreements due to a change of control affecting TIS.

Under the Current Agreement, TIM is subject to the supervision of the Directors and, in conformity with the stated policies of Transamerica, provides a continuous investment program for each Fund, including the purchase, retention and disposition of portfolio securities. TIM also administers the business affairs of Transamerica and, in connection therewith, furnishes Transamerica with office facilities and certain ordinary clerical and bookkeeping services. The management services of TIM for Transamerica are not exclusive under the terms of the Current Agreement, and TIM is free to, and does, render management services to others. For its services, TIM is compensated by each Fund at the following annual rates: 0.85% of the first $1 billion of average daily net assets; 0.82% of the next $1 billion of average daily net assets; and 0.80% of average daily net assets over $2 billion. The Current Agreement provides that each Fund is responsible for all expenses other than those expressly assumed by TIM. Each Fund is responsible for, among other things: (1) TIM’s fees; (2) legal and audit expenses; (3) fees for registration of shares; (4) fees of the transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; (5) taxes; (6) brokerage and other transaction expenses; (7) interest expenses; (8) expenses of shareholders’ and Directors’ meetings; (9) printing of share certificates and prospectuses; (10) mailing of prospectuses to existing shareholders; (11) insurance premiums; (12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of shares; (14) the expenses of a third-party or as applicable, in-house administrator; and (15) nonrecurring expenses, such as the cost of litigation.

Under the terms of the Current Agreement, TIM may enter into an administrative services agreement with an administrator under which the administrator will furnish management and administrative personnel and services to assist TIM in carrying out its responsibilities under the Current Agreement. As such, TIM has entered into an administrative services agreement with Transamerica Fund Services, Inc. (“TFS”) whereby TFS provides supervisory and administrative services to the Funds, to include: the services of personnel to supervise and perform all administrative, clerical, recordkeeping and bookkeeping services of the Funds; from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; preparation and filing of all returns and reports in connection with federal, state and local taxes; shareholder relations functions, including preparation of notices to shareholders; regulatory reporting and compliance, including preparation of any required amendments, supplements or renewals of registration statements, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933; all other matters relating the operation of each Fund, other than investment management and distribution functions; supervision of coordination of the Funds’ custodian and its dividend disbursing agent and the monitoring of their services to the Fund; and providing office space, telephones and other office equipment as necessary in order for TFS to perform administrative services to the Funds. For its services, TFS receives from TIM the lesser of i) the aggregate minimum, or ii) 0.015% of the average daily net assets of each Fund. The aggregate minimum is calculated by multiplying $35,000 by the weighted average number of funds in Transamerica, which have commenced operations, in 2004 and in each fiscal year thereafter. If applicable, the aggregate minimum is applied on a per Fund basis in proportion to that Fund’s assets to the aggregate net assets of Transamerica.

The Current Agreement provides that TIM is not generally liable for losses resulting from its acts or omissions under the agreement, but may be liable for losses resulting from its acts or omissions that constitute willful misfeasance, bad faith, or gross negligence in the performance of its duties.

The name, address and principal occupation of the principal executive officer and certain directors of TIM are set forth in Exhibit A. TIM is a wholly-owned indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, CA 94111, which is in turn a wholly-owned subsidiary of AEGON, N.V., a financial services holding company and publicly traded international insurance group with its headquarters at AEGONplein 50, 2591 TV The Hague, The Netherlands.

The Proposed Investment Advisory Agreement

Under the terms of the proposed investment advisory agreement (“Proposed Agreement”), attached hereto as Exhibit B, TIM will serve as investment adviser to each Fund and, subject to the supervision of the Directors and in conformity with the stated policies of Transamerica, will continue to implement a continuous investment program for each Fund, including the purchase, retention and disposition of portfolio securities, that is substantially identical to the investment program provided under the Current Agreement. Administrative services for the Funds will be provided by TFS under a separate agreement between Transamerica and TFS (also attached hereto as Exhibit B) and are expected to be substantially identical to the administrative services provided under the Current Agreement. Except with respect to the management fee payable thereunder, the investment advisory related terms of the Proposed Agreement are substantially similar to those of the Current Agreement. While certain other terms of the Proposed Agreement differ from comparable provisions of the Current Agreement, such as the Proposed Agreement’s requirement that shareholders approve all amendments of the agreement only to the extent required by applicable law (as opposed to the Current Agreement’s requirement that shareholders approve all amendments of the agreement, including immaterial changes), it is not anticipated that the Proposed Agreement will effect any substantive change to the current investment management program implemented with respect to either Fund.

If approved by shareholders of a Fund, the Proposed Agreement will continue in effect, unless sooner terminated in accordance with its terms, for an initial term of up to two years. The Proposed Agreement will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal, and by either the Board or the affirmative vote of a majority of the outstanding shares of the Fund (determined in accordance with applicable law). The Proposed Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Board, by vote of a majority of a Fund’s outstanding shares, or by TIM, upon 60 days’ written notice to each Fund.

The foregoing discussion is qualified in its entirety by reference to the forms of agreement attached as Exhibit B.

Description of the New Fee Structure

Under the Proposed Agreement, TIM would receive a management fee from each Fund that is composed of two components. The first component is a monthly base fee (the “Base Fee”) equal to 1/12th of 0.60% of the Fund’s average daily net assets over the most recent month, or 0.60% of the Fund’s average daily net assets on an annual basis. The second component is a performance adjustment that either increases or decreases the Base Fee, depending on how the Fund performed relative to its benchmark over a trailing 36-month period. The performance adjustment is computed on the daily net assets of the Fund averaged over the same trailing 36-month period. The appropriate benchmark for performance comparison for Focus will be the Standard & Poor’s 500 Composite Stock Price Index, and for Growth Opportunities will be the Russell 2500 Growth Index.

It is anticipated that performance adjustments will begin on or about April 30, 2008 based upon each Fund’s performance during the 36 months ending April 30, 2008. Prior to that date, each of the Funds will pay a management fee to TIM equal to 0.60% of the Fund’s average daily net assets, on an annual basis. The management fee will be prorated in any month for which the Proposed Agreement is not in effect for the entire month.

The illustration below demonstrates how the performance adjustment may affect TIM’s fee. TIM will receive the Base Fee if a Fund’s investment performance matches the investment record of the Fund’s benchmark over the prior 36-month period. If the investment performance of the Fund exceeds the investment record of the benchmark by 0.10 percentage points (0.10%), the performance adjustment increases the fee paid to TIM by 0.01%, reaching a maximum annual management fee of 1.00% if the Fund outperforms the investment record of its benchmark by 4.00 percentage points (4.00%) over the measuring period. If the investment performance of the Fund trails the investment record of the benchmark by 0.10 percentage points (0.10%), the performance adjustment decreases the fee paid to TIM by 0.01%, reaching a minimum annual management fee of 0.20% if the Fund underperforms the investment record of the benchmark by 4.00 percentage points (4.00%) over the measuring period. The performance adjustment is calculated on the basis of a “rolling” 36-month measuring period, so that a fee rate calculated on the basis of investment performance over a 36-month period will apply only for the next succeeding month, and then will be subject to recalculation for the following month on the basis of the Fund’s investment performance over the prior 36-month period. By virtue of using “rolling” averages, the actual base fee and performance-based adjustment to management fees paid to a Fund may differ from the maximum or minimum annual management fees described above, particularly if the average daily net assets of the Fund do not remain constant during the rolling 36-month period.

The following table includes examples showing the fees as a percentage of a Fund’s annual average daily net assets that TIM would earn at various levels of investment performance of a Fund and its comparative benchmark after performance adjustments have begun (if the average daily net assets of the Fund remain constant):

% Point Difference between Fund and Benchmark	Performance Adjustment from Base Management Fee	Total Management Fee Paid to TIM
4%	+0.40%	1.00%
2%	+0.20%	0.80%
1%	+0.10%	0.70%
0%	0.00%	0.60%
–1%	–0.10%	0.50%
–2%	–0.20%	0.40%
–4%	–0.40%	0.20%

Please note that the controlling factor is not whether a Fund’s investment performance is positive or negative, but whether it exceeds or lags the investment record of its benchmark. Accordingly, it is possible that a Fund could pay TIM the maximum management fee, even though the Fund had negative investment performance during the rolling 36-month measuring period if the Fund’s investment performance significantly exceeded the investment record of the Fund’s benchmark during the measuring period. In addition, the maximum management fee payable with respect to a Fund under the Proposed Agreement is higher than the management fee payable under the Current Agreement.

The following tables illustrate the current fees and expenses and the pro forma proposed fees and expenses that reflect the fee arrangements under the Proposed Agreement, and examples of each. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended December 31, 2004. Pro forma proposed fees and examples reflect estimated fees and expenses of the Funds after giving effect to the Proposed Agreement as of December 31, 2004. Pro forma numbers are estimated in good faith and are hypothetical.

Shareholder Fees

Transamerica Premier Focus Fund Class A

Shareholder Fees (Paid directly from your investment)	Current Fees	Proposed Fees
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.85%	0.60%
Distribution and service (12b-1) fees	0.35%	0.25%
Other expenses	0.62%	0.64%

Total annual fund operating expenses	1.82%	1.49%
Expense reduction	0.32%	0.09%

Net operating expenses	1.50%	1.40%

Transamerica Premier Focus Fund Investor Class

Shareholder Fees (Paid directly from your investment)	Current Fees	Proposed Fees
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.85%	0.60%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.26%	0.28%

Total annual fund operating expenses	1.36%	1.13%
Expense reduction	0.00%	0.00%

Net operating expenses	1.36%	1.13%

Transamerica Premier Growth Opportunities Fund Class A

Shareholder Fees (Paid directly from your investment)	Current Fees	Proposed Fees
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.85%	0.60%
Distribution and service (12b-1) fees	0.35%	0.25%
Other expenses	0.48%	0.50%

Total annual fund operating expenses	1.68%	1.35%
Expense reduction	0.18%	0.00%

Net operating expenses	1.50%	1.35%

Transamerica Premier Growth Opportunities Fund Investor Class

Shareholder Fees (Paid directly from your investment)	Current Fees	Proposed Fees
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees*	0.85%	0.60%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.26%	0.28%

Total annual fund operating expenses	1.36%	1.13%
Expense reduction	0.00%	0.00%

Net operating expenses	1.36%	1.13%

*	As described in detail above, under the “Proposed Fees” fee schedule, each Fund would pay a management fee that will range from 0.20% to 1.00% of average daily net assets based upon the Fund’s performance relative to its benchmark. If the proposed fee structure, including the performance adjustments to the base fee, had entered into force 36 months prior to December 31, 2004, the Advisory Fee paid to TIM would be 0.60% for Transamerica Premier Focus and 0.60% for Transamerica Premier Growth Opportunities.

Examples

The following Examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples do not reflect any increase or reduction of the Funds’ management fees due to the proposed performance adjustment.

The Examples assume that you invest $10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Transamerica Premier Focus Fund
	1 Year	3 Years	5 Years	10 Years
Class A shares	$153	$474	$818	$1,791
Investor Class shares	$138	$431	$745	$1,635
Pro Forma
Class A shares	$143	$443	$766	$1,680
Investor Class shares	$115	$359	$622	$1,375

Transamerica Premier Growth Opportunities Fund
	1 Year	3 Years	5 Years	10 Years
Class A shares	$153	$474	$818	$1,791
Investor Class shares	$138	$431	$745	$1,635
Pro Forma
Class A shares	$137	$428	$739	$1,624
Investor Class shares	$115	$359	$622	$1,375

For the fiscal year ended December 31, 2004, TIM received $804,777 in management fees for Focus and $1,037,472 in management fees for Growth Opportunities. Had the new fee structure been in place and fully operational, the management fees would have been $568,078 and $732,333, respectively, representing a difference of (29%) and (29%), respectively, without giving effect to the performance adjustments. Neither Fund paid any affiliated brokerage fees for the fiscal year ended December 31, 2004.

Evaluation by the Board

At in-person meetings of the Board held on September 29, 2004, December 2, 2004 and February 10, 2005, at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board considered and approved the Proposed Agreement. In determining whether it was appropriate to recommend approval by shareholders, the Board requested information, provided by TIM, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In connection with its deliberations relating to the approval of the Proposed Agreement, the Directors considered a number of factors they believed to be relevant. The factors included, but were not limited to, the following: (1) the Funds’ performance compared to comparable mutual funds; (2) the nature and quality of the services provided by TIM to the Funds in the past, as well as the services anticipated to be provided in the future; (3) the compensation under the Proposed Agreement in light of the services to be provided to the Funds; (4) the estimated profitability to TIM under the Proposed Agreement and its relationship to the Funds; (5) the personnel, operations, financial condition, reputation and investment management capabilities, methodologies and resources of TIM, as well as its efforts in recent years to build its investment management capabilities to support the Funds’ operations; (6) the expenses borne by the Funds and a comparison of fees and expenses to those of a peer group; (7) TIM’s compliance capabilities and efforts on behalf of the Funds; and (8) TIM’s entrepreneurial commitment to the management and success of the Funds. In considering the Proposed Agreement, the Board did not identify any single factor as all-important or controlling.

The Board has determined that the Proposed Agreement will enable shareholders of each Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously authorized the submission of the Proposed Agreement to the shareholders of each Fund for their approval on the basis of the following considerations, among others:

•	Investment Services: The Board concluded that TIM provides high quality services to each Fund, as indicated by each Fund’s strong investment performance and the compliance track record of the Funds and TIM, and provides investment and related services that are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	Investment Performance: With respect to each Fund, the Board determined that TIM has achieved strong investment performance through September 30, 2004, with each Fund having competitive (if not superior) investment performance relative to its benchmark index for measuring periods over the trailing five years, and each Fund generating investment performance that placed it in the top half (or better) of comparable investment companies over the same periods.

•

Costs and Profitability:    The Board concluded that, with respect to each Fund, the level of investment management fees is appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund and TIM and its affiliates (based on estimates derived from TIM’s profits under the Current Agreement). On the basis of comparative information supplied by Lipper Analytics, the Board determined that the base management fee and overall expense ratio of each Fund (assuming payment of the base management fee) were consistent with industry averages, particularly with respect to investment companies of comparable size. The Board noted that the base management fee represents a reduction of the management fees payable under the Current Agreement and would not change for a period of at least three years after implementation of the Proposed Agreement. The Board also determined that any potential future increase of management fees payable under the Proposed Agreement was appropriate in light of TIM’s willingness to link the level of management fees paid by investors to the relative investment performance achieved by management of the Funds, as well as the potential proportional decrease of management fees payable under the Proposed Agreement in the event of underperformance of a Fund’s benchmark.

•	Economies of Scale: In evaluating the extent to which the management fees payable under the Proposed Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of the relatively small level of assets in each Fund. The Board determined that neither Fund has yet to achieve meaningful economies of scale, which therefore cannot be reflected in the management fees payable under the Proposed Agreement (or Current Agreement). While the management fees payable under the Proposed Agreement do not reduce should Fund assets grow meaningfully, the Board determined that the base management fee payable under the Proposed Agreement already reflects potential future economies of scale to some extent by virtue of its relatively low level (determined with reference to industry standards as reported by Lipper Analytics) and TIM’s anticipated profitability at current or foreseeable asset levels. The Board also noted that it would have the opportunity to periodically re-examine whether a Fund had achieved economies of scale, and the appropriateness of management fees payable to TIM, in the future.

•	Other Considerations: In approving the Proposed Agreement and its submission to Fund shareholders, the Board also considered the high quality of TIM’s portfolio management personnel, who will continue to manage the Funds under the Proposed Agreement, and TIM’s overall portfolio management capabilities. The Board determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board determined that submission of the Proposed Agreement for shareholder approval was appropriate in light of the Current Agreement’s requirement that any amendment of the agreement must be approved by shareholders, as well as the potential for management fees payable under the Proposed Agreement to exceed those payable under the Current Agreement in the event of strong investment performance. The Board also favorably considered TIM’s entrepreneurial commitment to the management and success of the Funds, which could entail a substantial financial and professional commitment to the successful operation of the Funds and may eventually entail reduced management fees in the event of underperformance.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. UNMARKED PROXY CARDS WILL BE SO VOTED.

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PROPOSAL 2

TO APPROVE A CHANGE TO THE FUNDAMENTAL

INVESTMENT RESTRICTION REGARDING SHORT SALES

Overview

At a meeting of the Board held on September 29, 2004, the Directors determined that the best interests of each of the Fund’s shareholders would be served if the Funds were more readily permitted to sell short or maintain short positions. To facilitate the ability to sell short, it is proposed that the fundamental investment restriction regarding short sales for each Fund be amended as follows:

Current Restriction:

The Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

Proposed Restriction:

The Fund may not make short sales of securities or maintain a short position unless (a) at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, or (b) no more than 2% of the Fund’s total assets is invested in a single short sale position and no more than 10% of the Fund’s total assets is invested in short sale positions.

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. If the shareholders of a Fund approve this proposal, the current investment restriction will be replaced by the proposed restriction, thereby permitting the Fund to more easily engage in short sales, subject to the limits of the new investment restriction, and would provide the Fund with additional flexibility in pursuit of its investment objective. However, a Fund’s use of short sales involves certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Those losses could theoretically be unlimited in a case where a Fund was unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy involving short sales is otherwise unsuccessful.

Fundamental investment restrictions for a Fund may not be changed without shareholder approval. If approved by shareholders, it is expected that the amended fundamental investment restriction will become effective for each Fund on or about May 1, 2005. However, the amended fundamental investment restriction may become effective at another time and date should the Special Meeting be adjourned or postponed to a later date.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2. UNMARKED PROXY CARDS WILL BE SO VOTED.

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OTHER BUSINESS

The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Administrator, Principal Underwriter and Transfer Agent

TFS, the Funds’ administrator and transfer agent, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor, AFSG Securities Corporation (“AFSG”), is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002. TIM, TFS and AFSG are all affiliates of each other. During the fiscal year ended December 31, 2004, TIM paid TFS $332,500 for administrative services, and Focus and Growth Opportunities paid $174,508 and $218,636 for transfer agency services, respectively. If the Proposed Agreement is approved with respect to a Fund, TFS will continue to provide administrative and transfer agency services to the Fund.

Costs of the Proxy

The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Adviser and/or its affiliates, and not the Funds or their shareholders.

Shareholder Reports

Shareholders can find important information about the Funds in the Transamerica Annual Report dated December 31, 2004 which may be obtained without charge by writing to Transamerica at the address above or by calling Transamerica at 1-800-892-7587.

VOTING INFORMATION

Proxy Solicitation.    The principal solicitation of proxies will be by the mailing of this Proxy Statement commencing on or about March 11, 2005, but proxies may also be solicited by telephone and/or in person by representatives of Transamerica, regular employees of TFS, the transfer agent of the Funds, or its affiliate(s), or Computershare Fund Services, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from a person listed above to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated cost of retaining Computershare Fund Services is approximately $34,250.00, excluding postage. The costs of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by TIM and/or its affiliates and not by the Funds.

Shareholder Voting.    Shareholders of record of the Funds at the close of business on February 28, 2005 (the “Record Date”) will be entitled to vote at the Special Meeting, including any adjournment(s) thereof, with respect to the approval of the new fee structure. As of the Record Date, the Funds had the following number of shares issued and outstanding, representing the same number of votes: Focus-6,092,469.454 and Growth Opportunities-6,304,908.801. The share ownership of persons who owned of record or beneficially 5% or more of a Fund’s shares as of the Record Date, are listed on Exhibit C. As of the Record Date, Transamerica’s Directors and officers, as a group, owned less than 1% of the outstanding shares of each Fund.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares, with no share having cumulative voting rights. With respect to each Fund, a majority of shares outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and “broker non-votes” (as defined below) will be counted toward establishing a quorum. In the event that a quorum is not present at the Special Meeting for a Fund, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of that Fund’s shares represented at the Special Meeting in person or by proxy (excluding abstentions and “broker non-votes,” as defined below). The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST a Proposal for that Fund against such adjournment. A shareholder vote may be taken on any Proposal for either Fund prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Abstentions and “broker non-votes” are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your directions, if your proxy card is received properly executed. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR that Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card(s) originally sent with the Proxy Statement or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with Transamerica a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card(s), unless you later elect to change your vote.

Required Vote.    Shareholders of each Fund vote separately with respect to each Proposal. Approval of each Proposal with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the vote of 67% or more of the shares of each Fund that are present at the Special Meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

Shareholder Proposals.    As a general matter, Transamerica does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of Transamerica, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

John K. Carter, Secretary

Transamerica Investors, Inc.

March 11, 2005

Exhibit A—Directors & Principal Executive Officer of Transamerica Investment Management, LLC

Exhibit B—Forms of Proposed Investment Advisory Agreement and Administrative Services Agreement

Exhibit C—Principal Shareholders

EXHIBIT A

Directors and Principal Executive Officer of Transamerica Investment Management, LLC

The business address of each of the following persons is 1150 S. Olive Street, Suite 2700, Los Angeles, California 90015.

Name	Positions/Offices Held with Investment Adviser
John C. Riazzi	Board of Managers and Chief Executive Officer
Gary U. Rollé	Board of Managers, Chief Investment Officer, and President
Jeffrey S. Van Harte	Board of Managers, Senior Vice President and Head of Equities

Mr. Rollé is an officer and Director of Transamerica and, by virtue of his position with TIM, may be deemed to have a pecuniary interest in approval of Proposal 1. No other officer or Director of Transamerica owns securities or has any other material direct or indirect interest in TIM.

A-1

EXHIBIT B

PROPOSED INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

TRANSAMERICA INVESTORS, INC.

This Agreement, entered into as of                          between Transamerica Investors, Inc., a corporation organized and existing under the laws of the State of Maryland (referred to herein as the “Corporation”), and Transamerica Investment Management, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Adviser”) and registered as an investment adviser under the Investment Advisers Act of 1940, to provide investment advisory services to certain series of shares of the Corporation as listed on the attached Schedule A to this Agreement (each a “Fund,” collectively the “Funds”).

The Corporation is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and consists of multiple Funds. On behalf of the Funds, the Corporation wishes to retain the investment advisory services of Adviser. Adviser desires to furnish investment advisory services to the Corporation and to perform the functions assigned to it under this Agreement for the consideration provided. Accordingly, the parties have agreed as follows:

1. Appointment. The Corporation hereby appoints Adviser as the Corporation’s investment adviser with respect to the Funds for the period and on the terms set forth in this Agreement. Adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. Subject to applicable laws, regulations, orders and regulatory interpretations, the Adviser may, at its expense and subject to its supervision, engage one or more persons, including without limitation subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement. Appointment of one or more sub-advisers will not relieve the Adviser of its obligations under this Agreement. In all matters relating to the performance of this Agreement, Adviser will act in material conformity with the Corporation’s Articles of Incorporation, Bylaws and current registration statement applicable to the Funds as it may be supplemented from time to time, and with the instructions and direction of the Board of Directors of the Corporation (“Board”), and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

2. Investment Advisory Services. In its capacity as investment adviser to the Corporation, Adviser shall have the following responsibilities:

(a) to provide a continuous investment program for each Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time, consistent with the Corporation’s Articles of Incorporation and the Fund’s investment objective and policies adopted and declared by the Board and stated in the Fund’s current prospectus;

(b) to cause the officers and employees of the Adviser to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation fully informed as to the conditions of the investment securities of each Fund, the investment recommendations of Adviser, and the investment considerations which have given rise to those recommendations;

(c) to supervise the purchase and sale of securities including the selection of brokers and dealers to execute such transactions, consistent with Section 5 hereof;

(d) to determine in its discretion which issuers and securities are to be owned or held in the Funds and to report thereon to the Board;

(e) to formulate and implement a continuous investment program for each Fund and regularly report thereon to the Board;

(f) to give instructions to the custodian or sub-custodian of the Corporation appointed by the Board, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement; and

(g) to take, on behalf of the Corporation, all actions which appear to the Corporation and the Funds necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Funds.

3. Obligations of Corporation. The Corporation shall have the following obligations under the Agreement:

(a) to keep Adviser continuously and fully informed as to the composition of the investment portfolio of each Fund and the nature of all of its assets and liabilities from time to time;

(b) to furnish Adviser with a certified copy of any financial statement or report prepared for the Corporation by a certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c) to furnish Adviser with any further materials or information which Adviser may reasonably request to enable it to perform its functions under this Agreement; and

(d) to compensate Adviser for its services in accordance with the provisions of Section 4 hereof.

4. Compensation. The Fund shall pay to Adviser for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 13 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of that Fund and shall be paid by the Fund. Adviser is authorized and directed to place the Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that Adviser, consistent with its obligation to achieve best execution of the Fund’s securities transactions, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Adviser. Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all securities transactions of a Fund, and the Directors may establish policies or guidelines to be followed by Adviser in placing portfolio transactions for the Fund pursuant to the foregoing provisions. Adviser shall report on the placement of portfolio transactions as directed by the Directors of the Corporation.

6. Aggregation of Securities Purchases. The Adviser furnishes investment advice to the Funds as well as other institutional clients, including some investment companies. Some of the Adviser’s other clients may have investment objectives and programs similar to those of a Fund. Accordingly, occasions may arise when sales or purchases of securities will be consistent with the investment policies of one or more of the Funds and of other clients of the Adviser. If purchases or sales of securities for the Corporation or other clients of the Adviser arise for consideration at or about the same time, the Corporation agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Corporation recognizes that there may be an adverse effect on price.

It is agreed that, on the occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Corporation, as well as its other clients, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchases for other clients in order to obtain favorable execution and lower brokerage commissions or prices. In that event, the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Corporation and to such other accounts. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

7. Purchases by Affiliates. Neither Adviser nor any officer, director or employee thereof shall take a long or short position in the securities issued by a Fund. This prohibition, however, shall not prevent the purchase from the Fund of shares issued by the Fund on behalf of the Corporation, by the officers, directors or employees of Adviser (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund’s current prospectus, in accordance with Section 22(d) of the 1940 Act and the regulations thereunder.

8. Term. This Agreement shall continue in effect with respect to a Fund, unless sooner terminated as provided herein, for a period of up to two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Corporation who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Corporation or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

9. Termination. This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation, or with respect to a Fund, by the shareholders of that Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to Adviser at its principal place of business. This Agreement may be terminated by Adviser at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

10. Use of Name. If this Agreement is terminated and Adviser no longer serves as investment adviser to the Fund, Adviser reserves the right to withdraw from the Corporation the use of the name with respect to the Fund or any name misleadingly implying a continuing relationship between the Fund and Adviser or any of its affiliates.

11. Liability of Adviser. Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Corporation or a Fund or any shareholder of a Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

12. Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

13. Amendments. This Agreement may be amended with respect to a Fund only with the approval by the affirmative vote of a majority of the Directors of the Company and a majority of Directors of the Corporation who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment. Such an amendment shall require the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act), to the extent required by the 1940 Act and the rules thereunder.

14. Compliance. Adviser shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. Adviser shall also shall provide the Fund’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws and such other reports as required under Rule 38a-1 under the 1940 Act.

15. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

16. Notices. All notices or other communications required or permitted to be given hereunder will be in writing and will be delivered.

17. Limitation of Liability. A copy of the Corporation’s Articles of Incorporation is on file with the Secretary of the State of Maryland, and notice is hereby given that this Agreement is executed on behalf of the Directors as Directors of the Corporation and not individually, and that the obligations under this Agreement are not binding upon any of the Directors, officers, shareholders, agents or employees of the Corporation individually, but binding only upon the assets and property of the Corporation.

SCHEDULE A

A.	Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunity Fund:

1.	First 36 months of operation:

During the first 36 months after this Agreement has entered into force, as compensation for the investment advisory services to be rendered by the Adviser to the Transamerica Premier Focus Fund (the “Focus Fund”) and Transamerica Premier Growth Opportunity Fund (the “Growth Opportunity Fund”), each of these two Funds will pay the Adviser an advisory fee, accrued daily and paid monthly equal to, on an annual basis:

Transamerica Premier Focus Fund	0.60% of the Fund’s average daily net assets

Transamerica Premier Growth Opportunities Fund	0.60% of the Fund’s average daily net assets

The advisory fee will be prorated in any month for which this Agreement is not in effect for the entire month.

2.	Beginning on the 37th month:

a. Base Fee. Beginning in the 37th month after this Agreement has entered into force, as compensation for the investment advisory services to be rendered by the Adviser to the Focus Fund and the Growth Opportunity Fund, each of these two Funds will pay the Adviser an advisory fee (the “Base Fee”) accrued daily and paid monthly equal to:

Transamerica Premier Focus Fund	1/12th of 0.60% of the Fund’s average daily over the most recent month

Transamerica Premier Growth Opportunities Fund	1/12th of 0.60% of the Fund’s average daily net assets over the most recent month

b. Performance Adjustment. For each Fund, the Base Fee will be adjusted proportionately upward or downward on a monthly basis based upon the investment performance of the Fund calculated over a rolling 36 month performance period ending on the last day of the prior month for which a monthly payment is calculated (the “Performance Period”) in accordance with Rule 205-1(a) under the Investment Advisers Act of 1940 (the “Investment Performance”) relative to the investment record of the Fund’s benchmark index (the “Index”) over the same Performance Period calculated in accordance with Rule 205-1(b) under the Investment Advisers Act of 1940 (the “Investment Record”). The Index of the Focus Fund is the Standard and Poor’s 500 Composite Stock Price Index and the Index of the Growth Opportunities Fund is the Russell 2500 Growth Index. The Performance Adjustment is calculated on the average daily net assets of the Fund over the Performance Period.

For each Fund, the amount of any upward performance adjustment in the Base Fee shall be equal to 0.01% of average daily net assets on an annual basis (or 1/12th of 0.01% of average daily net assets on a monthly basis) when the Investment Performance of the Fund exceeds the Investment Record of the Index by 0.10 percentage point over the Performance Period. Similarly, for each Fund, the amount of any downward performance adjustment in the Base Fee shall be equal to 0.01% of average daily net assets on an annual basis (or 1/12th of 0.01% of average daily net assets on a monthly basis) when the Investment Performance of the Fund trails the Investment Record of the Index by 0.10 percentage point over the Performance Period. For each Fund, the maximum or minimum adjustment to the Base Fee is 0.40% of average daily net assets on an annual basis (or 1/12th of 0.40% of average daily net assets on a monthly basis), if the difference between the Investment Performance of the Fund and the Investment Record of the Index is equal or superior to 4 percentage points or more over the Performance Period. The following table illustrates the method used to calculate a Fund’s performance adjustments and corresponding advisory fees at different levels of Investment Performance against the Investment Record of the Index, assuming the Fund’s assets remain constant over the Performance Period:

Percentage point Difference between Investment Performance and Investment Record	Performance Adjustment from Base Fee	Base Fee, as Adjusted, on an Annualized Basis
+4	+0.40	1.00% of the Fund’s average daily net assets over a rolling 36 month period

+2	+0.20	0.80% of the Fund’s average daily net assets over a rolling 36 month period

+1	+0.10	0.70% of the Fund’s average daily net assets over a rolling 36 month period

+0.10	+0.01	0.61% of the Fund’s average daily net assets over a rolling 36 month period

0	0.00	0.60% of the Fund’s average daily net assets over a rolling 36 month period

–0.10	–0.01	0.59% of the Fund’s average daily net assets over a rolling 36 month period

–1	–0.10	0.50% of the Fund’s average daily net assets over a rolling 36 month period

–2	–0.20	0.40% of the Fund’s average daily net assets over a rolling 36 month period

–4	–0.40	0.20% of the Fund’s average daily net assets over a rolling 36 month period

The Base Fee, as adjusted, will be prorated in any month for which this Agreement is not in effect for the entire month.

B.	[Reserved]

TRANSAMERICA INVESTORS, INC.

ADMINISTRATIVE SERVICES AGREEMENT

This Agreement is entered into as of                           by Transamerica Investors, Inc. a corporation organized under the laws of the State of Maryland (the “Fund”), and Transamerica Fund Services, Inc. (“TFS”), a corporation organized under the laws of the state of             .

WHEREAS, the Fund is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, TFS is an administrative services company located at 570 Carillon Parkway, St. Petersburg, Florida, 33716, and is a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio;

WHEREAS, the Fund seeks to engage TFS to furnish administrative services to the Fund and each series of the Fund, as of now or hereafter identified on Schedule A hereto as such Schedule may be amended from time to time (“Portfolios”);

WHEREAS, TFS is willing to provide such administrative services to the Fund and each Portfolio, in accordance with the terms and conditions set forth in this Agreement; and

WHEREAS, it is the purpose of this Agreement to express the mutual agreement of the parties hereto with respect to the services to be provided by TFS to the Fund and the terms and conditions under which such services will be rendered.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.	Appointment. The Fund hereby appoints TFS as the administrator to provide or procure the administrative services with respect to the Portfolios for the period and on the terms set forth in this Agreement, as may be supplemented from time to time. TFS accepts such appointment and agrees during such period to render the services herein set forth for the compensation herein provided. TFS hereby accepts such employment to perform the duties set forth below. TFS shall, for all purposes herein, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way and shall not be deemed an agent of the Fund.

2.	Administrative Services Provided. Subject to the overall supervision of the Board of Directors of the Fund (“Board”), ATSF shall perform or supervise the performance by others of administrative services in connection with the operations of Fund and the Portfolios. Without limiting the generality of the foregoing, TFS is appointed:

•	To supervise all aspects of the operations of the Fund and each Portfolio, including the supervision and coordination of transfer agency, custodial and accounting services; provided, however, that nothing herein shall be deemed to relieve or deprive the Board of its responsibilities for and control of the conduct of the affairs of the Fund and each Portfolio, and further provided that nothing herein shall be deemed to appoint TFS to provide investment advisory services or distribution services to the Fund and the Portfolios;

•	To provide the Fund and each Portfolio with such corporate, administrative and clerical personnel (including officers of the Fund), and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Fund and each Portfolio;

•	To arrange for the periodic preparation, update and filing of the Fund’s registration statement, proxy material, tax returns and required reports to Portfolio shareholders and the SEC and other appropriate federal and state regulatory authorities;

•	To provide the Fund and each Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items;

•	To perform, or appoint and supervise others to perform other administrative functions for the Fund as may be deemed necessary and appropriate including: (i) computation and publication of each Portfolio’s daily net asset value and daily income; (ii) computation of each Portfolio’s yields and total returns; (iii) schedule, plan agendas for, and conduct meeting of the directors and shareholders; (iv) coordinate the efforts of the Fund’s auditors; (v) maintain corporate records not otherwise maintained by the Fund’s investment adviser, custodian or transfer agent; (vi) monitor state and federal laws as they may apply to the Fund and the Portfolios; (vii) prepare for execution and file all the Fund’s federal, state and local tax returns and required tax filings other than those required to be made by the Fund’s investment adviser, custodian and transfer agent; and (viii) coordinate the efforts of attorneys providing legal advice relating to the Fund; and

•	To maintain the Fund’s existence, and during such times as the shares of the Portfolios are publicly offered, maintain such shares under federal and state laws.

3.	Obligations of the Portfolios. The Fund and Portfolios shall provide TFS with access to all information, documents and records of and about the Fund and Portfolios that TFS may reasonably require and generally shall cooperate with TFS as necessary for TFS to effectively carry out the performance of its duties under this Agreement. Such cooperation may include, among other things, working with any sub-contractor appointed by TFS.

4.	Investment Company Act Compliance. In performing services hereunder, TFS shall at all times comply with applicable provisions of the 1940 Act, and any other federal or state securities laws. In addition, and without limiting the foregoing, this Agreement is subject to the 1940 Act and rules thereunder; to the extent that any provision of this Agreement would require a party to take any action prohibited by the 1940 Act and rules thereunder, or would preclude an party from taking any action required by the 1940 Act and rules thereunder, then it is the intention of the parties hereto that such provision shall be enforced only to the extent permitted under the 1940 Act and rules thereunder; and that all other provisions of this Agreement shall remain valid and enforceable as if the provision at issue had never been a part hereof.

TFS shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. TFS shall also shall provide the Fund’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws and such other reports as required under Rule 38a-1 under the 1940 Act.

5.	Records. TFS shall maintain customary records in connection with its duties as specified in this Agreement. Any records required to be maintained and preserved pursuant to Rules 31a-1 and 31a-2 under the 1940 Act which are prepared or maintained by TFS on behalf of the Fund shall be prepared and maintained at the expense of TFS, but shall be the property of the Fund and will be made available to or surrendered promptly to the Fund on request. In case of any request or demand for the inspection of such records by another party, including a regulatory authority, TFS shall notify the Fund and follow the Fund’s instructions as to permitting or refusing such inspection; provided that the Fund may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so.

6.

Compensation. The Fund shall pay to TFS for its services a fee, computed daily and paid monthly, promptly following the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule B attached to this Agreement. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month.

No Portfolio shall be liable for the obligations of any other Portfolio. Without limiting the generality of the foregoing, TFS shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

7.	Expenses. The expenses in connection with the performance by TFS of administrative services to the Fund and each Portfolio shall be allocable between the Fund and TFS as follows:

(a)	the Fund and the Portfolios shall pay all of their expenses including, without limitation, the following expenses: (i) compensation to be paid to TFS under Schedule B of this Agreement; (ii) interest and taxes payable by the Fund and the Portfolios; (iii) fees and expenses of the Board; (iv) fees and expenses of the independent public accountants; (v) advisory, sub-advisory, distribution, transfer agent, custodian, and dividend disbursement agent fees and expenses; (vi) all costs attributable to investor services, administering shareholder accounts and handling shareholder relations (including, without limitation, telephone and personnel expenses); (vii) insurance premiums on property or personnel (including, without limitation, officers and directors of the Fund which inure to its benefit); (viii) such nonrecurring or extraordinary expenses as may arise, including without limitation, litigation expenses affecting the Fund and any indemnification by the Fund of its officers, directors or agents with respect thereto; (ix) all costs attributable to periodic shareholder reports (including, without limitation, annual and semi-annual reports); (x) all costs attributable to proxy solicitations; (xi) attorneys’ and auditing fees of the Fund; (xii) and such other expenses that the Board, from time to time, determines are properly payable by the Fund and the Portfolios; and

(b)	the expenses payable by TFS are: (i) the salaries, employment benefits and related costs of those personnel and sub-contractors necessary to perform TFS’s obligations under this Agreement; and (ii) the expense of providing office space, equipment and facilities for the Fund.

8.	Sub-Administrators; Assignment. This Agreement shall not be assigned by either party without the written consent of the other party; provided, however, that TFS may, at its expense, subcontract with any entity or person concerning the provision of the services contemplated hereunder. TFS shall not, however, be relieved of any of its obligations under this Agreement by the appointment of such subcontractor and provided further, that TFS shall be responsible, to the extent provided herein, for all acts of such subcontractor as if such acts were its own. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

9.	Non-Exclusivity. It is understood that the services of TFS hereunder are not exclusive, and TFS is free to render similar services to other clients.

10.	Term and Termination.

(a)	This Agreement shall continue in effect until terminated pursuant to provisions hereof.

(b)	This Agreement may be terminated at any time, without penalty, by the Fund by giving 60 days’ written notice of such termination to TFS at its principal place of business; or may be terminated at any time by TFS by giving 60 days’ written notice of such termination to the Fund at its principal place of business.

11.	Amendments. This Agreement may be amended only by written instrument signed by the parties hereto if such amendment is approved by the vote of a majority of the members of the Board.

12.	Prior Agreements. This Agreement supersedes all prior written agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

SCHEDULE A

LIST OF PORTFOLIOS

Transamerica Premier Focus Fund

Transamerica Premier Growth Opportunities Fund

SCHEDULE B

The fees payable by the Fund to TFS under this Agreement will be as follows:

Two basis points (0.02%) of the daily net assets of each series listed in Schedule A.

EXHIBIT C

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding classes of shares of the indicated Funds:

FOCUS

Name and Address of Shareholder	Class	Number of Shares	% of Fund
ARC Reinsurance Corporation 51 JFK Parkway Short Hills NJ 07078	Investor	773,679.813	12.70%

Charles Schwab & Co., Inc. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	Investor	1,213,938.182	19.93%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	A	432,206.257	7.09%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	Investor	452,503.734	7.43%

National Financial Services 200 Liberty Street 5th Floor New York, NY 10281	Investor	511,259.694	8.39%

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GROWTH OPPORTUNITIES

Name and Address of Shareholder	Class	Number of Shares	% of Fund
ARC Reinsurance Corporation 51 JFK Parkway Short Hills NJ 07078	Investor	809,938.948	12.83%

Charles Schwab & Co., Inc. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	Investor	1,110,451.499	17.61%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	A	789,200.428	12.52%

Investors Bank & Trust Co. as Trustee for Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	Investor	1,084,202.716	17.20%

National Financial Services 200 Liberty Street 5th Floor New York, NY 10281	Investor	465,160.691	7.38%

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